COLLEGE RETIREMENT EQUITIES FUND (“CREF”)

SUPPLEMENT NO. 4
dated February 1, 2017
to the Statement of Additional Information (“SAI”)
dated May 1, 2016, as supplemented through August 1, 2016

Effective immediately, the following chart hereby replaces in its entirety the chart currently appearing under the subsection entitled “Additional information regarding portfolio managers” of the section entitled “Information about the Accounts’ portfolio management” beginning on page 39 of the SAI:

	Number of other accounts managed		Total assets in accounts managed (millions)
Name of portfolio manager	Registered investment companies	Other pooled investment vehicles	Registered investment companies	Other pooled investment vehicles	Dollar range of equity securities owned in Account
Stock Account
Thomas M. Franks	1	0	$131,792	$0	Over 1,000,000
Hans L. Erickson	31	0	$139,722	$0	Over 1,000,000
Saira Malik	1	0	$131,792	$0	$0
John N. Tribolet	1	0	$131,792	$0	Over 1,000,000
Global Equities Account
Thomas M. Franks	1	0	$131,792	$0	Over 1,000,000
Saira Malik	1	0	$131,792	$0	$100,001-500,000
Andrea Mitroff	1	0	$40,751	$0	$500,001-1,000,000
John Tribolet	1	0	$131,792	$0	Over 1,000,000
Growth Account
Susan Hirsch	3	0	$27,405	$0	Over 1,000,000
Terrence Kontos	2	1	$25,713	$1	$100,001-500,000
Andrea Mitroff	1	0	$40,751	$0	$100,001-500,000
Equity Index Account
Philip James (Jim) Campagna	14	1	$61,863	$20	$0
Lei Liao	14	1	$61,863	$20	$0
Bond Market Account
Joseph Higgins	3	1	$17,005	$20	$1-10,000
John M. Cerra	6	0	$29,540	$0	$50,001-100,000
Inflation-Linked Bond Account
John M. Cerra	6	0	$29,540	$0	$10,001-50,000
Nicholas Travaglino*	0	0	$0	$0	$0
Social Choice Account
Stephen M. Liberatore	3	2	$22,744	$130	$100,001-500,000
Philip James (Jim) Campagna	14	1	$61,863	$20	$0
Lei Liao	14	1	$61,863	$20	$0
Money Market Account
Michael F. Ferraro	2	0	$12,272	$0	$10,001-50,000
Joseph Rolston	2	0	$12,272	$0	$500,001-1,000,000

* This information is as of March 31, 2016.

A15700 (2/17)